GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2020
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS

20. Goodwill and Other Intangible Assets

($ millions)	Oil Sands Goodwill	Refining and Marketing Goodwill	Other Intangibles	Total

At December 31, 2018	2 752	140	169	3 061

Amortization	—	—	(3)	(3)

At December 31, 2019	2 752	140	166	3 058

Additions	—	—	272	272

Amortization	—	—	(2)	(2)

At December 31, 2020	2 752	140	436	3 328

The company performed a goodwill impairment test at December 31, 2020 on its Oil Sands segment. Recoverable amounts were based on fair value less costs of disposal calculated using the present value of the segment's expected future cash flows.

Cash flow forecasts are based on past experience, historical trends and third-party evaluations of the company's reserves and resources to determine production profiles and volumes, operating costs, maintenance and capital expenditures. These estimates are validated against the estimates approved through the company's annual reserves evaluation process and determine the duration of the underlying cash flows used in the discounted cash flow test. Projected cash flows reflect current market assessments of key assumptions, including long-term forecasts of commodity prices, inflation rates, foreign exchange rates and discount rates specific to the asset (Level 3 fair value inputs).

Future cash flow estimates are discounted using after-tax risk-adjusted discount rates. The discount rates are calculated based on the weighted average cost of capital of a group of relevant peers that is considered to represent the rate of return that would be required by a typical market participant for similar assets. The after-tax discount rate applied to cash flow projections was 7.5% (2019 – 7.5%). The company based its cash flow projections on a West Texas Intermediate price of US$45.00/bbl in 2021, US$56.00/bbl in 2022, US$60.20/bbl in 2023, US$63.45/bbl in 2024 and escalating at an average of 2% thereafter, adjusted for applicable quality and location differentials depending on the underlying CGU. The forecast cash flow period ranged from 18 years to 44 years based on the reserves life of the respective CGU. As a result of this analysis, management did not identify any impairment of goodwill within any of the CGUs comprising the Oil Sands operating segment.

The company also performed a goodwill impairment test of its Refining and Marketing CGUs. The recoverable amounts are based on fair value less costs of disposal calculated using the present value of the CGUs' expected future cash flows, based primarily on historical results adjusted for current economic conditions. As a result of this analysis, management did not identify any impairment of goodwill within any of the CGUs comprising the Refining and Marketing segment.